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                         CLASS A AND CLASS B SHARES OF

                                AIM DOLLAR FUND
               (A SERIES PORTFOLIO OF AIM INVESTMENT PORTFOLIOS)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998



The fourth sentence in the first paragraph on page 9 of the Statement of Additional Information under the heading "MANAGEMENT - Trustees and Executive Officers" should be deleted in its entirety and replaced with the following:

"Each Trustee who is not a director, officer or employee of the Sub-Advisor or any affiliated company is paid an annual retainer of $1,000, plus $300 for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings."